Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	First Quarter
	2021	2020
Net cash provided by operating activities	$9,927	$8,866
Less: Capital expenditures	(4,033)	(4,966)
Free Cash Flow	5,894	3,900

Less: Dividends paid	(3,741)	(3,737)
Free Cash Flow after Dividends	$2,153	$163
Free Cash Flow Dividend Payout Ratio	63.5%	95.8%

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	First Quarter
	2021	2020
Capital Expenditures	$(4,033)	$(4,966)
Cash paid for vendor financing	(1,690)	(791)
Cash paid for Capital Investment	$(5,723)	$(5,757)
FirstNet reimbursement	—	(7)
Gross Capital Investment	$(5,723)	$(5,764)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2021	2020
Net Income	$7,942	$4,963
Additions:
Income Tax Expense	2,122	1,302
Interest Expense	1,870	2,018
Equity in Net (Income) Loss of Affiliates	(52)	6
Other (Income) Expense - Net	(4,221)	(803)
Depreciation and amortization	5,809	7,222
EBITDA	13,470	14,708
Merger costs	37	182
Employee separation costs and benefit-related (gain) loss	57	119
Impairments	—	123
Gain on spectrum transaction	—	(900)
Adjusted EBITDA [1]	$13,564	$14,232
[1] See page 5 for additional discussion and reconciliation of adjusted items.

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2021	2020
Communications Segment
Operating Contribution	$7,365	$7,401
Additions:
Depreciation and amortization	4,054	4,043
EBITDA	11,419	11,444

Total Operating Revenues	28,178	26,779

Operating Income Margin	26.1%	27.6%
EBITDA Margin	40.5%	42.7%
Mobility
Operating Contribution	$6,002	$5,788
Additions:
Depreciation and amortization	2,014	2,045
EBITDA	8,016	7,833

Total Operating Revenues	19,034	17,402
Service Revenues	14,048	13,968

Operating Income Margin	31.5%	33.3%
EBITDA Margin	42.1%	45.0%
EBITDA Service Margin	57.1%	56.1%
Business Wireline
Operating Contribution	$1,058	$1,093
Additions:
Depreciation and amortization	1,278	1,286
EBITDA	2,336	2,379

Total Operating Revenues	6,046	6,266

Operating Income Margin	17.5%	17.4%
EBITDA Margin	38.6%	38.0%
Consumer Wireline
Operating Contribution	$305	$520
Additions:
Depreciation and amortization	762	712
EBITDA	1,067	1,232

Total Operating Revenues	3,098	3,111

Operating Income Margin	9.8%	16.7%
EBITDA Margin	34.4%	39.6%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2021	2020
WarnerMedia Segment
Operating Contribution	$2,030	$2,014
Additions:
Equity in Net (Income) of Affiliates	(70)	(15)
Depreciation and amortization	163	161
EBITDA	2,123	2,160

Total Operating Revenues	8,526	7,765

Operating Income Margin	23.0%	25.7%
EBITDA Margin	24.9%	27.8%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2021	2020
Latin America Segment
Operating Contribution	$(173)	$(184)
Additions:
Equity in Net (Income) of Affiliates	4	(4)
Depreciation and amortization	262	281
EBITDA	93	93

Total Operating Revenues	1,374	1,590

Operating Income Margin	-12.3%	-11.8%
EBITDA Margin	6.8%	5.8%
Vrio
Operating Contribution	$(39)	$(39)
Additions:
Equity in Net (Income) of Affiliates	4	(4)
Depreciation and amortization	117	147
EBITDA	82	104

Total Operating Revenues	743	887

Operating Income Margin	-4.7%	-4.8%
EBITDA Margin	11.0%	11.7%
Mexico
Operating Contribution	$(134)	$(145)
Additions:
Equity in Net (Income) Loss of Affiliates	—	—
Depreciation and amortization	145	134
EBITDA	11	(11)

Total Operating Revenues	631	703

Operating Income Margin	-21.2%	-20.6%
EBITDA Margin	1.7%	-1.6%

Supplemental EBITDA and EBITDA Margin
Dollars in millions
	First Quarter
	2021	2020
Video
Operating Contribution	$901	$796
Additions:
Equity in Net (Income) of Affiliates	—	—
Depreciation and amortization	164	591
EBITDA	1,065	1,387

Total Operating Revenues	6,725	7,407

Operating Income Margin	13.4%	10.7%
EBITDA Margin	15.8%	18.7%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	First Quarter
	2021	2020
Operating Expenses
Merger costs	$37	$182
Employee separation costs and benefit-related (gain) loss	57	119
Assets impairments and abandonment	—	123
Gain on spectrum transaction	—	(900)
Adjustments to Operations and Support Expenses	94	(476)
Amortization of intangible assets	1,131	2,056
Adjustments to Operating Expenses	1,225	1,580
Other
Debt redemption, (gain) loss on sale of assets, impairments and other	(59)	114
Actuarial (gain) loss	(2,844)	—
Employee benefit-related (gain) loss	—	203
Adjustments to Income Before Income Taxes	(1,678)	1,897
Tax impact of adjustments	(470)	394
Tax-related items	118	—
Adjustments to Net Income	$(1,326)	$1,503

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense, certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairment, severance and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, and Adjusted EBITDA Margin
Dollars in millions
	First Quarter
	2021	2020
Operating Income	$7,661	$7,486
Adjustments to Operating Expenses	1,225	1,580
Adjusted Operating Income	8,886	9,066

EBITDA	13,470	14,708
Adjustments to Operations and Support Expenses	94	(476)
Adjusted EBITDA	13,564	14,232

Total Operating Revenues	43,939	42,779

Operating Income Margin	17.4%	17.5%
Adjusted Operating Income Margin	20.2%	21.2%
Adjusted EBITDA Margin	30.9%	33.3%

Adjusted Diluted EPS
	First Quarter
	2021	2020
Diluted Earnings Per Share (EPS)	$1.04	$0.63
Amortization of intangible assets	0.12	0.23
Merger integration items	—	0.02
Employee separation, (gain) loss on sale of assets and other	0.02	(0.04)
Actuarial (gain) loss [1]	(0.30)	—
Tax-related items	(0.02)	—
Adjusted EPS	$0.86	$0.84
Year-over-year growth - Adjusted	2.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,188	7,214
[1]Includes adjustments for actuarial gains or losses associated with our pension benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded total net actuarial gain of $2.8 billion in the first quarter of 2021. As a result, adjusted EPS reflects an expected return on plan assets of $0.9 billion (based on an average expected return on plan assets of 6.75% for our pension trust), rather than the actual return on plan assets of $1.6 billion loss (actual pension return of -1.3%), included in the GAAP measure of income.

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA - 2021
Dollars in millions
	Three Months Ended
	June 30,	Sept. 30,	Dec. 31	March 31,	Four Quarters
	2020 [1]	2020 [1]	2020 [1]	2021
Adjusted EBITDA	$14,112	$13,313	$12,889	$13,564	$53,878
End-of-period current debt					19,505
End-of-period long-term debt					160,694
Total End-of-Period Debt					180,199
Less: Cash and Cash Equivalents					11,342
Net Debt Balance					168,857
Annualized Net Debt to Adjusted EBITDA Ratio					3.13
1As reported in AT&T's Form 8-K filed July 23, 2020, October 22, 2020 and January 27, 2021.

Net Debt to Adjusted EBITDA - 2020
Dollars in millions
	Three Months Ended
	June 30,	Sept. 30,	Dec. 31	March 31,	Four Quarters
	2019 [1]	2019 [1]	2019 [1]	2020
Adjusted EBITDA	$15,041	$15,079	$14,365	$14,232	$58,717
End-of-period current debt					17,067
End-of-period long-term debt					147,202
Total End-of-Period Debt					164,269
Less: Cash and Cash Equivalents					9,955
Net Debt Balance					154,314
Annualized Net Debt to Adjusted EBITDA Ratio					2.63
1As reported in AT&T's Form 8-K filed July 24, 2019, October 28, 2019, January 29, 2020 and April 22, 2020.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	First Quarter
	March 31, 2021				March 31, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$14,048	$—	$(12,079)	$1,969	$13,968	$—	$(12,019)	$1,949
Wireline service	—	5,872	—	5,872	—	6,091	—	6,091
Wireless equipment	4,986	—	(4,196)	790	3,434	—	(2,724)	710
Wireline equipment	—	174	—	174	—	175	—	175
Total Operating Revenues	19,034	6,046	(16,275)	8,805	17,402	6,266	(14,743)	8,925

Operating Expenses
Operations and support	11,018	3,710	(9,179)	5,549	9,569	3,887	(7,810)	5,646
EBITDA	8,016	2,336	(7,096)	3,256	7,833	2,379	(6,933)	3,279
Depreciation and amortization	2,014	1,278	(1,678)	1,614	2,045	1,286	(1,722)	1,609
Total Operating Expenses	13,032	4,988	(10,857)	7,163	11,614	5,173	(9,532)	7,255
Operating Income	6,002	1,058	(5,418)	1,642	5,788	1,093	(5,211)	1,670
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$6,002	$1,058	$(5,418)	$1,642	$5,788	$1,093	$(5,211)	$1,670
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.